Exhibit 99.1

Consent of Director Nominee

AXA Equitable Holdings, Inc.

1290 Avenue of the Americas

New York, NY 10104

Pursuant to Rule 438 of Regulation C promulgated under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the Registration Statement on Form S-1 (No. 333-221521) (the “Registration Statement”) of AXA Equitable Holdings, Inc. (the “Company”), the undersigned hereby consents to being named and described as a director nominee in the Registration Statement and any amendment or supplement to any prospectus included in such Registration Statement, and any amendment to such Registration Statement, and to the filing or attachment of this consent with such Registration Statement and any amendment or supplement thereto.

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IN WITNESS WHEREOF, the undersigned has executed this consent as of 20 April, 2018.

By:	/s/ Karima Silvent
Name:	Karima Silvent

[Signature Page to Consent]

Consent of Director Nominee

AXA Equitable Holdings, Inc.

1290 Avenue of the Americas

New York, NY 10104

Pursuant to Rule 438 of Regulation C promulgated under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the Registration Statement on Form S-1 (No. 333-221521) (the “Registration Statement”) of AXA Equitable Holdings, Inc. (the “Company”), the undersigned hereby consents to being named and described as a director nominee in the Registration Statement and any amendment or supplement to any prospectus included in such Registration Statement, and any amendment to such Registration Statement, and to the filing or attachment of this consent with such Registration Statement and any amendment or supplement thereto.

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IN WITNESS WHEREOF, the undersigned has executed this consent as of 20th April, 2018.

By:	/s/ Bertrand Poupart-Lafarge
Name:	Bertrand Poupart-Lafarge

[Signature Page to Consent]

Consent of Director Nominee

AXA Equitable Holdings, Inc.

1290 Avenue of the Americas

New York, NY 10104

Pursuant to Rule 438 of Regulation C promulgated under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the Registration Statement on Form S-1 (No. 333-221521) (the “Registration Statement”) of AXA Equitable Holdings, Inc. (the “Company”), the undersigned hereby consents to being named and described as a director nominee in the Registration Statement and any amendment or supplement to any prospectus included in such Registration Statement, and any amendment to such Registration Statement, and to the filing or attachment of this consent with such Registration Statement and any amendment or supplement thereto.

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IN WITNESS WHEREOF, the undersigned has executed this consent as of April 20, 2018.

By:	/s/ Daniel G. Kaye
Name:	Daniel G. Kaye

[Signature Page to Consent]

Consent of Director Nominee

AXA Equitable Holdings, Inc.

1290 Avenue of the Americas

New York, NY 10104

Pursuant to Rule 438 of Regulation C promulgated under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the Registration Statement on Form S-1 (No. 333-221521) (the “Registration Statement”) of AXA Equitable Holdings, Inc. (the “Company”), the undersigned hereby consents to being named and described as a director nominee in the Registration Statement and any amendment or supplement to any prospectus included in such Registration Statement, and any amendment to such Registration Statement, and to the filing or attachment of this consent with such Registration Statement and any amendment or supplement thereto.

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IN WITNESS WHEREOF, the undersigned has executed this consent as of April 20, 2018.

By:	/s/ Ramon de Oliveira
Name:	Ramon de Oliveira

[Signature Page to Consent]

Consent of Director Nominee

AXA Equitable Holdings, Inc.

1290 Avenue of the Americas

New York, NY 10104

Pursuant to Rule 438 of Regulation C promulgated under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the Registration Statement on Form S-1 (No. 333-221521) (the “Registration Statement”) of AXA Equitable Holdings, Inc. (the “Company”), the undersigned hereby consents to being named and described as a director nominee in the Registration Statement and any amendment or supplement to any prospectus included in such Registration Statement, and any amendment to such Registration Statement, and to the filing or attachment of this consent with such Registration Statement and any amendment or supplement thereto.

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IN WITNESS WHEREOF, the undersigned has executed this consent as of April 20, 2018.

By:	/s/ Charles Stonehill
Name:	Charles Stonehill

[Signature Page to Consent]